Supplement dated March 11, 2014 to the Prospectus and

Statement of Additional Information dated May 1, 2013 for each of:

MassMutual RetireEase SelectSM

MassMutual Transitions®

Panorama Premier

Variable Universal Life III

Variable Universal Life II

Variable Universal Life

Supplement dated March 11, 2014 to the Prospectus and

Statement of Additional Information for each of:

Panorama Passage® dated May 1, 2012

Panorama Plus dated May 1, 2007

Survivorship Variable Universal Life dated May 1, 2005

Survivorship Variable Universal Life II dated May 1, 2009

Survivorship VUL GuardSM dated May 1, 2009

VUL GuardSM dated May 1, 2009

This supplement provides important updates to the investment choices available through your contract or policy. Please read it carefully and keep it with your current prospectus.

Change to Principal Underwriter

Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) will replace MML Distributors, LLC (MML Distributors) as one of the two principal underwriters of the contracts/policies. MSD will be the principal underwriter for the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD. Current distribution agreements between broker-dealers and MML Distributors will be amended to reflect this principal underwriter change.

MSD is (1) a subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual); (2) registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934; and (3) a member of the Financial Industry Regulatory Authority.

MML Investors Services, LLC remains the principal underwriter of the contracts/policies sold by its registered representatives.

Change to Investment Adviser

Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace Massachusetts Mutual Life Insurance Company (“MassMutual”) as the investment adviser for funds offered through the MML Series Investment Fund and MML Series Investment Fund II. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

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Fund Trust Reorganization

Effective April 30, 2014, the Oppenheimer International Growth Fund/VA, a series of the Panorama Series Fund, will become a part of the Oppenheimer Variable Account Funds.

The Board of Trustees of both series made this decision solely to gain operational efficiencies that result from having all of the variable account funds under a single corporate entity. The investment objective, investment policies, restrictions, fees, service providers and share class structure of the Oppenheimer International Growth Fund/VA will not change due to this reorganization.

Any transfers you make out of the Oppenheimer International Growth Fund/VA between now and the reorganization, will not be subject to a transfer charge, will not count towards the number of transfers allowed per year and will not count towards transfer limits imposed by our market timing policies. (Note: some contracts and policies are not subject to limits on the number of transfers per year and/or transfer fees.)

There are no other changes being made at this time.

If you have questions about this supplement or other product questions, you may contact the MassMutual Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time, or by visiting us online at www.massmutual.com/contactus.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time.

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